COLUMBIA GREATER CHINA FUND
              (FORMERLY NAMED COLUMBIA NEWPORT GREATER CHINA FUND)
                                  (THE "FUND")

              SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 2005
                  (REPLACING SUPPLEMENT DATED OCTOBER 11, 2005)
                           CLASS A, B, C AND Z SHARES

         Effective January 6, 2006, Ms. Burgess and Ms. Snee will no longer co-manage the Fund.

         The section entitled "MANAGING THE FUND; PORTFOLIO MANAGERS" is revised in its entirety and replaced with the following:

FRED COPPER, a portfolio manager of Columbia Management Advisors, LLC ("Columbia Advisors"), is the lead manager for the Fund and has co-managed the Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to September, 2005, Mr. Copper was a senior vice president with Putnam Investments from March, 2001 to September, 2005 and an assistant vice president with Wellington Management Company, LLP from July, 1998 to February, 2001.

JASMINE (WEILI) HUANG, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since May, 2005. Ms. Huang has been associated with Columbia Advisors or its predecessors since September, 2003. Prior to September, 2003, Ms. Huang held a manager position with Deloitte's management consulting practice from June, 2000 to September, 2003.





Sup-47/93507-1205                                             December 28, 2005